Supplement No. 2 dated November 1, 1997
           (Supplanting Supplement No. 1 dated September 11, 1997)
                                      to
                         Prospectus dated May 1, 1997
                                     for
                      STATE STREET RESEARCH GROWTH FUND
                a series of State Street Research Growth Trust


Share Class Designations

   The Fund has redesignated its share classes to be more consistent with developing mutual fund industry practice. The changes do not affect sales charges or any other share class features. Throughout this Prospectus:

    Former                 Redesignated
     Class                       Class
     -----                       -----

   Class C     is now          Class S

   Class D     is now          Class C

   The designations for Class A and Class B are unchanged.

Class S Shares

   The sub-caption "Class C Shares -- Institutional; No Sales Charge" is revised to read "Class S Shares -- Special Programs; No Sales Charge" and the second paragraph under the caption is revised in its entirety to read as follows:

      "In general, Class S shares are available for new investments by certain large institutions, advisory accounts of the Investment Manager, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class S shares have been designated. In addition, Class S shares are available through special programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. Information on the availability of Class S shares and further conditions and limitations is available from the Distributor."

   Throughout this Prospectus, references to Class C shares (now redesignated as Class S) should be read to give effect to the above revisions regarding the availability of such shares.

Management of the Fund

   Under the above caption at page 24 of the Prospectus, the sixth paragraph is revised in its entirety as follows:

      "The Fund is managed by Kennard Woodworth, Jr. Mr. Woodworth has managed the Fund since August 1997, and previously from January 1993 through January 1995. Mr. Woodworth's principal occupation currently is, and during the past five years has been, Senior Vice President of the Investment Manager, State Street

   Research & Management Company."